UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2009

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure

On April 29, 2009, PharmAthene, Inc. (the “Company”) hosted a conference call for investors to review the overall status of its rPA anthrax vaccine (SparVax™) program, including existing funding for the program and the status of its bid under the DHHS Request for Proposal (RFP-BARDA-08-15) for an ‘‘Anthrax Recombinant Protective Antigen (rPA) Vaccine for the Strategic National Stockpile.’’

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a transcript of such call.  Any information contained in this transcript should be read in the context of and with due regard to the more detailed information provided in other documents we file with or furnish to the Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2008.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.           Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

99.1	Transcript of April 29, 2009 Investor Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.
(Registrant)

Date: April 30, 2009	By:	/s/ David P. Wright
David P. Wright
President and Chief Executive Officer